UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________
FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): November 8, 2018
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EVENTBRITE, INC.
(Exact Name of Registrant as Specified in Charter)
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Delaware	001-38658	14-1888467
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

155 5th Street, 7th Floor San Francisco, California 94103 (415) 692-7779
(Address, Including Zip Code, and Telephone Number, Including Area Code, of Registrant’s Principal Executive Offices)
Not applicable
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company   ☑
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(d)
On November 8, 2018, the Board of Directors (the “Board”) of Eventbrite, Inc. (the “Company”) appointed Jane Lauder to the Board as a Class I director. Ms. Lauder was appointed to a newly created vacancy on the Board resulting from an increase in the size of the Board from nine (9) directors to ten (10) directors. Concurrent with her appointment as a director of the Company, Ms. Lauder was appointed to the Nominating and Corporate Governance Committee of the Board.
As a non-employee director, Ms. Lauder will be compensated for her services in the manner described in the Company’s current Non-Employee Director Compensation Policy. The Company has also entered into its standard form of Indemnification Agreement with Ms. Lauder in connection with her appointment to the Board.
There are no arrangements or understandings between Ms. Lauder, on the one hand, and any other persons, on the other hand, pursuant to which Ms. Lauder was selected as a director. Ms. Lauder is not a party to any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.
On November 9, 2018, the Company issued a press release announcing the appointment of Ms. Lauder to the Board. A copy of this press release is furnished as Exhibit 99.1 to this report on Form 8-K.

Item 9.01	Financial Statements and Exhibits
(d) Exhibits.

Exhibit No.	Description

10.1*	Non-Employee Director Compensation Policy.
10.2**	Form of Indemnification Agreement.
99.1	Press Release, dated November 9, 2018

* Previously filed as Exhibit 10.5 to the Company’s Registration Statement on Form S-1, filed with the Securities and Exchange Commission on August 23, 2018.
** Previously filed as Exhibit 10.11 to the Company’s Registration Statement on Form S-1, filed with the Securities and Exchange Commission on August 23, 2018.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 9, 2018	EVENTBRITE, INC.

	By:	/s/ Julia Hartz
Julia Hartz
Chief Executive Officer